UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24 and 25, 2021, the Board of Directors (the “Board”) of Sana Biotechnology, Inc.’s (the “Company”) and its Compensation Committee (the “Compensation Committee”) approved annual performance cash bonuses for 2020 for the Company’s named executive officers as disclosed in the 2020 Summary Compensation Table below. In addition, the Board and Compensation Committee approved the following base salaries, 2021 target bonus opportunities and 2021 discretionary bonuses for its named executive officers:

Name	2021 Annual Base Salary	2021 Target Bonus Opportunity (as a percentage of Annual Base Salary)	2021 Discretionary Bonus
Steven Harr, M.D., President and Chief Executive Officer	$625,000	60%	$200,000
Richard Mulligan, Ph.D., Executive Vice-Chairman and Head of SanaX	$463,500	40%	$10,000
Christian Hordo, Executive Vice President and Chief Business Officer	$403,000	40%	$50,000

The annual base salaries and target bonus opportunities were approved effective as of February 22, 2021. The 2021 discretionary bonuses will be paid to the named executive officers on March 5, 2021.

In accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, the Company is including in this Current Report on Form 8-K the annual performance cash bonuses for 2020 in its 2020 Summary Compensation Table originally filed with the Securities and Exchange Commission (“SEC”) in its Registration Statement on Form S-1 declared effective by the SEC on February 3, 2021 (the “Form S-1”).

2020 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation awarded to or earned by our named executive officers during our fiscal year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Steven D. Harr, M.D.	2020	535,000	—	—	6,015,947	294,250	—	6,845,197
President and Chief Executive Officer
Richard Mulligan, Ph.D.	2020	418,674	—	—	1,144,357	198,000	337,780	2,098,811
Executive Vice-Chairman and Head of SanaX(3)
Christian Hordo	2020	350,200	—	—	1,105,346	134,827	—	1,590,373
Executive Vice President and Chief Business Officer

(1)

The amounts shown represent the grant date fair values of option awards granted in 2020 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 718. See Note 13, Stock-based compensation to our condensed consolidated financial statements included in its Form S-1 for a discussion of the assumptions used in the calculation of these amounts.

(2)	Amount comprised of $337,780 of principal and interest accrued on a promissory note we forgave in November 2020.
(3)

Dr. Mulligan served as a consultant prior to becoming employed as Head of SanaX in April 2020. Amount reported in the salary column for Dr. Mulligan includes $124,443 earned while providing consulting services, in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANA BIOTECHNOLOGY, INC.

Date: March 2, 2021	By:	/s/ Nathan Hardy
Nathan Hardy Chief Financial Officer